VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                   -----------------------------------------
                               1996 ANNUAL REPORT

Dear Fellow Shareholder:

In 1996, the average gold price rose to $388 an ounce, up 1% from $384 an ounce in 1995. Premature strength in the first quarter of last year pushed the price of gold to a six-year high. The market weakened unexpectedly due largely to bearish sentiment created by uncertain gold sales by European central banks. Surging investor euphoria in equities and a strong U.S. dollar also reduced the demand for gold. However, in our opinion, since the U.S. Consumer Price Index
(CPI) increased by 3.3% last year (compared to 2.5% in 1995), gold has become increasingly undervalued.

In this environment, gold shares worldwide recorded mixed performances. North American shares, which represent 43.9% of Fund investments, rose a few percentage points on average, while the Australian Gold Index advanced about 5% in U.S. dollars due to a 7% appreciation in the Australian dollar (Australian shares comprise 10.8% of total investments). The Johannesburg Gold Share Index gained 11% but fell over 12% in U.S. dollars because the South African rand declined over 20%. The currency came under pressure due to the country's inflation rate, which is several points higher than U.S. inflation, and capital flows out of South Africa. Lower commodity prices (South Africa exports appreciable quantities of a wide variety of minerals) and fears of political risks also contributed to the soft currency. Your Fund, which is about 38% weighted in South African shares, had a total return of -9.4% for the year.

Some gold shares provided excellent investment opportunities, even without help from the gold price. For example, consolidation within the gold-mining industry has become a reality and corporate activity has led to gains in share prices of several target companies. Small companies are merging with other small companies to reach critical mass or to merge cash flow of one with the development prospects of another (Viceroy with Loki, Granges with Da Capo); senior producers are taking over junior producers to enhance their reserve and production profiles (Barrick's acquisition of Arequipa being the prime example); and senior producers are merging with other senior producers to create economies of scale or to consolidate specific areas of operation (Santa Fe Pacific Gold with either Newmont or Homestake). This corporate activity has created considerable interest in the industry around the world, not just in North America. In Australia, Sons of Gwalia is consolidating the Yilgarn area, having bought out Burmine and having gained control of Gascoyne. Normandy has brought its Gold Mines of Kalgoorlie and Posgold subsidiaries into the parent company, while Homestake and Pegasus bought out the minority interests in their Australian subsidiaries. Not only is Placer Dome buying in its Placer Pacific minorities, but it is also trying to acquire Highlands Gold, one of its joint venture partners at Porgera in Papua New Guinea. In South Africa, Randgold continues to merge its operating entities to effect cost savings and optimize shareholder value; Anglo-American is purported to be considering merging its Vaal Reef, Southvaal and Eastvaal operations; and even Gold Fields of South Africa is said to be considering a restructuring of its Deelkraal operation.

Also providing opportunities for investment gains is the continued globalization of the industry. For many North American companies especially, the environmental scene and the extensive exploration already conducted on the continent mean that most of their growth prospects lie in finding and developing properties offshore. Though cognizant of the risk inherent in working in unfamiliar or untested political and social arenas, companies will likely be casting their nets farther and farther in the drive to replace reserves and increase production. We believe the exploration success of recent years in Latin America, West Africa and Indonesia will be repeated into the next century (albeit not always with the spectacular success of a Bre-X Minerals, for example) and will create opportunities for profits regardless of gold price movements. Some areas that appear attractive today are the Gawlor Craton region in South Australia, where Resolute has an interesting joint venture; Mexico, where the geology would appear to be similar to, or even an extension of, the Southwest U.S.; and areas in Africa, like Mali and Ghana. Additionally, once the current uncertainty surrounding Indonesia is cleared up, we would expect a revival of interest in shares with exposure in that country.

Dividend News

Long-term capital gains distributions of $.14 a share on both the Class A and Class C shares were paid on December 31, 1996 to shareholders of record as of December 27, 1996. You should have already received either a check or, if you participate in the dividend reinvestment plan, a confirmation of the number of shares purchased for your account at net asset value on the dividend reinvestment date, December 31, 1996.

Underlying Long-Term Inflationary Forces

There is, in our judgment, a growing probability of a new global inflationary cycle. The industrialized world has enjoyed an improved credibility of monetary policy and relative price stability since 1992. However, the political need to stimulate economic growth and overcome deflationary forces has become important in Japan and Continental Europe. Consequently, global monetary reserves have been growing buoyantly at over 20% a year since 1994 (see chart on next page) due to expansionary monetary policies in these coun-tries.

If this growth continues and the world has a synchronized expansion as forecasted by the OECD, the IMF and other leading forecasters, it seems only a question of time until excess global capacity is gradually absorbed, eventually resulting in rising inflationary pressures. Since the 1970's, the economic cycle has lengthened. The four- to five-year cycles have shifted to eight- to ten-year cycles. Thus, the current cycle could continue until the end of this decade.


--------------------------------------------------------------------------------
Foreign Holdings of U.S. Treasuries Held at the
Federal Reserve
12/31/87 - 1/23/97

                              [LINE CHART OMITTED]


Source:  Federal Reserve
--------------------------------------------------------------------------------

During 1996, most measures of inflation remained stable, but pressure is rising on wage and energy prices. The Chairman of the U.S. Federal Reserve warned on January 21 that "the relatively modest wage gains we have seen are a transitional rather than a lasting phenomenon" and that "the recent pickup in some measures of wages suggests that the transition may already be running its course." In the U.S., the decline in the growth of average hourly earnings and the employment cost index bottomed in 1992, and these indicators have subsequently risen. By December, both hourly and weekly annualized earnings over the past three months had risen by 4.8%. Wage costs comprise the bulk of total costs and thus are a prime determinant of prices. Moreover, increased demand for products and services, especially food and energy from emerging economies, is fueling underlying inflation.

Gold is Undervalued

Gold has performed in a lackluster manner for eight years, during which time its price has averaged $373 an ounce. Since 1989, the CPI has risen 32%, from 118.3 to 156.7, and is still rising. If the price of gold had risen by the same percentage during this period, it would sell at about $500 an ounce today. Historically, over long periods of time, the price of gold has maintained its purchasing power compared to the decline in the purchasing power of currencies, but it moves in cycles.

Since 1989, there has been a fundamental shortage of gold based on fabrication and net investment demand for gold compared with supply of mine production and old gold scrap. The difference has been supplied by net additional mine forward sales, option hedging and gold loans (largely through central banks) and net central bank sales. Last year, the two important factors putting pressure on prices were European central bank sales and speculative short sales in anticipation of central bank sales. Also, Japanese net investment demand was lower due to a return to a more normal level from the exceptional demand in 1995 (the time of the Kobe earthquake). There was steady disinvestment in France because of the deflationary effect of the drive toward European Monetary Union, as well as in North America, where gold had to compete with the stock market. Producer hedging over the year was neutral.

Gold has been subject to strong speculative forces because there has been no open coordinated central bank policy concerning monetary gold reserves. No currency is convertible into gold at fixed rates. Opportune factors seem to be the rule. Last year, the Belgian central bank reportedly sold 200 tonnes of gold to create a profit to reduce its fiscal deficit. The Netherlands'central bank sold 300 tonnes, the proceeds of which were to be invested into interest-bearing foreign currency reserves. Russia's central bank bought about 100 tonnes. China and eight other central banks also purchased gold.

The greatest current issue is how much gold will be pooled into the European Central Bank reserve and what will happen to it and to any possible remaining reserves in member national banks. An official of the Bank of England said late last year, "The window of opportunity for gold sales, in terms of using the book profits to reduce external debt in the way Belgium has done, is going to close in about a year's time and so the threat to the gold price from this source should be time-expired." On January 10, 1997, Bank of France Governor Jean Claude Trichet said that France's gold reserves represent "an important element of confidence" for the French economy, the franc and the French people as well. The historical fact is that, over the long-term, gold has maintained its purchasing power. Currencies based on monetized government debt continuously have lost purchasing power. Since 1970, the dollar's purchasing power has fallen approximately 75%. Gold monetary reserves are a hedge against the consequences of constant political pressures to keep interest rates low and to finance fiscal deficits.

Deflationary Scenario

There are rising trends toward economic and financial risks and imbalances, in our opinion, which threaten the current period of prosperity in the U.S.:

1) The growth in debt may not be sustainable. There is still a heavy burden of old debt which helped to fuel the boom of the 1980's. The ratio of private sector debt to gross domestic product in the U.S. climbed from 100% to 128% during the 1980's and receded only slightly before climbing strongly again during the past two years. During the past fifteen years, the ratio of household debt to disposable income has climbed from about 65% to 95% (see chart on next page). The burden of debt service payments has risen accordingly. There is an alarming uptrend in personal bankruptcies and credit card defaults. The pressure of compound interest on debtors is growing more powerful. The preferred option is always more and more debt--until the game finally ends.


--------------------------------------------------------------------------------
Household Debt as % of Personal Disposable Income
12/31/81 - 9/30/96


                              [LINE CHART OMITTED]


Source:  DATASTREAM
--------------------------------------------------------------------------------

2) There may be a systemic risk to the economy in the event of a stock market crash. Risk is greatest where financial market valuations are high and investor fear is low. The possibility of a cumulative global deflationary spiral cannot be dismissed. Including this bull market, there have been six great inflationary periods in financial assets since the South Sea Bubble of 1720. In each case, once securities speculation was over, real prices of gold rose for three years.

3) The growth in derivatives may run ever larger counterparty risks. The outstanding credit exposure of the major banks is estimated at $2.4 trillion, more than three times the capital of the world's 75 largest banks.

4) The current strength of the dollar could gradually reverse and be replaced by another period of dollar weakness. If this becomes serious, it may raise questions about the dollar's status as a reserve currency. The United States' interest payments to foreigners on government securities has been greater than its investment income since 1994. Its rising deficit on investment income will continue to grow as a natural consequence of running persistent current account deficits.

There are risks that the normal recession "stabilizers" may not be effective in the future. Excessive government debts have reduced the potency of fiscal policy as a reflationary weapon. In Japan, monetary stimulation has been ineffective in boosting demand. Short-term interest rates have been reduced to 1/2 of 1% in Japan, and in Switzerland they have been lowered to 1 1/4%.

Conclusion

It may take time for the gold market to digest recent central bank sales. However, if no further significant European central bank sales are made, the undervalued gold market could, in due course, reverse its bearish sentiment and resume its long-term upward trend.

Longer term, history shows that there are periods when gold and gold-mining shares substantially outperform industrial shares. During the years 1929-32, 1971-74 and 1976-80, gold investors were up to approximately ten times better off than investors in the Dow Jones Industrial Average. Only in the 1960's, when the price of gold was controlled by the central banks, has the ratio of the Dow to the price of gold been as high as it is currently--about 19. In other words, it has been a long time since the Dow has been as overvalued and gold shares as undervalued in relation to each other. In our opinion, the probabilities of a new inflationary cycle followed by a serious recession over the next few years could well see another period of declining investor confidence and of gold and gold shares outperforming the Dow. This is the reason your Fund remains concentrated in gold-mining shares.

No one knows the future. However, there is merit in contingency planning. Risks, especially systemic risks, should be hedged and managed prudently. Gold has proven itself in times of financial stress as a good long-term store of value not subject to default. Accordingly, we recommend that at least 5% of investment portfolios be diversified into gold-mining shares for possible capital wealth preservation and capital appreciation potential.

We appreciate your participation in the International Investors Gold Fund and look forward to helping you meet your investment objectives in the future.



[PHOTOGRAPH]                           [PHOTOGRAPH]


/s/ John C. van Eck                     /s/ Lucille Palermo

John C. van Eck                         Lucille Palermo
Chairman                                Portfolio Manager

January 29, 1997

Gold Shares and
Your Income Portfolio
Dec. 31, 1976 - Dec. 31, 1996


                               [BAR CHART OMITTED]



This example illustrates the superior performance of a portfolio (original total investment of $1,000) invested for 20 years (period ended 12/31/96), 80% in the unmanaged Lehman Brothers Government Bond Index* and 20% in International Investors Gold Fund (II) over a portfolio invested 100% in the same bond index.** The portfolio that included gold shares (II) provided an average annual rate of return of 11.6% compared to 9.7% on the bonds-only portfolio, resulting in the substantial difference in the final values of the portfolios shown above.


Gold Shares and
Your Growth Portfolio
Dec. 31, 1976 - Dec. 31, 1996



                               [BAR CHART OMITTED]

This example illustrates how gold shares might have improved the performance of a stock portfolio invested in the S&P 500 Index, an unmanaged stock index, over a 20-year period. The portfolio that included 20% International Investors Gold Fund would have achieved an average annual rate of return of 15.3% versus 14.6% for the stock-only portfolio.** The above chart illustrates the significance of that difference for an original $1,000 investment.

* U.S. Treasury Securities, which comprise the Lehman Brothers Government Bond Index, are backed by the U.S. Government for payment of principal and interest. Shares of International Investors Gold Fund are not so backed.

** The portfolios with 20% held in International Investors were rebalanced monthly.

     The S&P 500 and the Lehman Brothers Government Bond Index are unmanaged indexes. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

++   Source: U.S. Department of Labor


How a $10,000 Investment in
International Investors Gold Fund-Class A
Grew to $749,144

As of December 31, 1996 the average annual total returns were:

                                Before                  After Maximum
                                Sales Charge            Sales Charge
--------------------------------------------------------------------------------
A shares-Life (since 2/10/56)       11.3%                   11.1%
--------------------------------------------------------------------------------
Past twenty years                   13.7%                   13.4%
--------------------------------------------------------------------------------
Past fifteen years                   6.2%                    5.8%
--------------------------------------------------------------------------------
Past ten years                       3.9%                    3.3%
--------------------------------------------------------------------------------
Past five years                      4.3%                    3.1%
--------------------------------------------------------------------------------
Past one year                       (9.4)%                 (14.6)%
--------------------------------------------------------------------------------
C shares-Life (since 10/14/94)     (13.5)%                 (13.5)%
--------------------------------------------------------------------------------
Past one year                      (10.6)%                 (11.5)%
--------------------------------------------------------------------------------

Past performance is not indicative of future results.

The Advisor is currently waiving certain or all expenses on Class C shares of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+    A shares: maximum sales charge = 5.75%
     C shares: 1% redemption charge, 1st year



 Note: International Investors Gold Fund became a gold-oriented fund in 1968.

The chart below illustrates how a $10,000 investment in International Investors Gold Fund-Class A with income, dividends and capital gains distributions reinvested would have grown to $749,144 over the life of the Fund. In the other charts to the left, you will also see examples of how International Investors Gold Fund -Class A shares might enhance the returns of two portfolios, one growth, the other income-oriented. This information is provided strictly for illustrative purposes and is not to be construed as a guarantee of future returns in International Investors Gold Fund or any Van Eck Fund. Past performance is not indicative of future results.


Initial Investment $1000
Initial Net Asset Value $9,417


                                 [CHART OMITTED]

INTERNATION INVESTORS GOLD FUND
INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

No. of Shares      Securities                                     Value (Note 1)
--------------------------------------------------------------------------------
Australia: 10.8%
    900,000        Acacia Resources Ltd.+                           $  1,752,644
  2,200,000        Australian Resources Ltd.                           1,259,042
    568,100        Eagle Mining Corp.+                                 1,237,259
    500,000        Emperor Mines Ltd.+                                   973,691
  2,015,750        Ghana Gold Mines Ltd.+                                320,444
    809,800        Great Central Mines N.L.                            2,304,337
    250,000        M.I.M. Holdings Ltd.                                  349,734
  1,200,000        Menzies Gold N.L.+                                    543,677
    500,000        Mt. Leyshon Gold Mines Ltd.                         1,096,893
  1,016,500        Newcrest Mining Ltd.                                4,039,825
  3,176,890        Normandy Mining Ltd.                                4,393,763
  4,889,462        Plutonic Resources Ltd.                            22,735,375
    500,000        Resolute Samantha Gold N.L.                         1,041,254
    700,000        WMC Ltd.                                            4,440,625
                                                                    ------------
                                                                      46,488,563
                                                                    ------------

Canada: 21.4%
 1,000,000     Barrick Gold Corp.                                     28,750,000
   220,000     Bema Gold Corp.                                         1,308,043
   200,000     Cambior Inc.                                            2,947,292
   390,000     Canarc Resources Corp.+*                                  569,032
   757,200     Echo Bay Mines Ltd.                                     5,016,450
   320,000     Goldcorp Inc. (Class A)                                 2,720,000
   800,000     Miramar Mining Corp.+                                   3,501,733
    75,000     Nevsun Resources (Special Warrant)+*(c)                   358,572
   250,000     Northern Crown Mines (Special Warrant)+*(c)               198,851
   140,000     Pangea Goldfields Inc.+                                   653,657
   550,000     Pegasus Gold Inc.+                                      4,159,375
 1,010,000     Placer Dome Inc.                                       21,967,500
   250,000     Richmont Mines Inc.+                                    1,048,696
   300,000     Royal Oak Mines Inc.+                                     975,000
   120,000     Teck Corp. (Class B)                                    2,779,500
 1,800,000     TVX Gold Inc.+                                         13,950,000
   500,000     Vista Gold Corp.+*                                        674,812
                                                                    ------------
                                                                      91,578,513
                                                                    ------------

Ghana: 0.2%
 57,500        Ashanti Goldfields Co. Ltd. (GDR)+                        711,563
                                                                    ------------

Netherlands: 0.9%
   15,000    Renaissance Hotel Group N.V.+                               352,500
   20,000    Royal Dutch Petroleum Co. (N.Y. Registry Shares)          3,415,000
                                                                    ------------
                                                                       3,767,500
                                                                    ------------

Peru: 0.2%
 44,500        Co. de Minas Buenaventura S.A. (ADR)                      759,281
                                                                    ------------

South Africa: 37.6%
    86,000     Anglo American Corp. of South Africa (b)                4,687,000
 3,124,161     Avgold Ltd.(b)+                                         8,005,662
 4,113,000     Avmin Ltd.                                             15,218,100
 1,000,000     Beatrix Mines Ltd.                                      6,262,500
   267,569     Blyvooruitzicht Gold Mining Co. Ltd. (b)                  735,696
 1,182,500     Consolidated Modderfontein Mines Ltd. (ADR)               334,056
 1,687,200     Deelkraal Gold Mining Co. Ltd. (ADR) (b)+               1,138,860
 1,020,000     Driefontein Consolidated Ltd. (b)                      10,200,000
   128,150     Durban Roodeport Deep Ltd. (b)+                           945,106
    83,924     Durban Roodeport Deep, Ltd. 8% Preferred+                 717,529
 1,846,700     Elandsrand Gold Mining Co. Ltd. (b)                     9,002,663


No. of Shares      Securities                                     Value (Note 1)
--------------------------------------------------------------------------------
South Africa (cont'd)
    571,328   Evander Gold Mines Ltd. (b)                            $ 4,856,287
  1,065,649   Free State Consolidated Gold Mines Ltd. (b)              7,659,352
    420,000   Gold Fields of South Africa Ltd. (b)                    11,313,750
    688,480   Harmony Gold Mining Co. Ltd. (b)+                        5,421,780
    835,000   Impala Platinum Holdings Ltd. (b)                        8,376,126
  1,516,900   Kloof Gold Mining Ltd. (b)                              11,850,781
    439,780   Potgietersrust Platinum Ltd.                             2,176,911
  1,376,000   Randfontein Estates Gold                                 7,120,800
    520,500   Randgold & Exploration Co. Ltd.+                         3,497,109
    508,792   Rustenburg Platinum Holdings Ltd. (b)6,964,088
    161,100   Vaal Reefs Exploration and Mining Co. Ltd.               9,968,063
  1,068,909   Western Area Gold Mining Co. Ltd. (b)14,664,144
    336,800   Western Deep Levels Ltd. (b)                            10,104,000
                                                                    ------------
                                                                     161,220,363
                                                                    ------------

United Kingdom: 0.1%
500,000            Reunion Mining PLC                                    607,938
                                                                    ------------

United States: 22.5%
    20,000     Amerco Co.+                                               700,000
    10,000     Baker Hughes Inc.                                         345,000
   222,000     Battle Mountain Canada, Inc.                            1,526,250
 1,150,000     Battle Mountain Gold Co.                                7,906,250
    35,000     Cali Realty Corp.                                       1,080,625
    45,000     Capstar Hotel Co.+                                        883,125
    30,000     Carramerica Realty Corp.                                  877,500
    10,000     Cross Timbers Oil Co.                                     251,250
    10,000     Ensco International Inc.+                                 485,000
    40,000     Excel Realty Trust Inc.                                 1,015,000
    15,000     Forest Oil Corp.                                          264,375
   540,000     Freeport-McMoran Copper & Gold Inc. (Class A)          15,187,500
   280,000     Getchell Gold Corp.+                                   10,745,000
 1,360,000     Homestake Mining Corp.                                 19,380,000
     6,000     Louisiana Land & Exploration Co.                          321,750
    20,000     Macerich Co. (The)                                        522,500
   260,000     Newmont Gold Co.+                                      11,375,000
   240,000     Newmont Mining Corp.                                   10,740,000
    10,000     Nuevo Energy Co.+                                         520,000
    98,000     Pacific Greystone Corp.                                 1,078,000
    12,500     Patriot American Hospitality Inc.                         539,063
 1,270,000     Piedmont Mining Co., Inc.+ (d)                            476,250
    45,000     Prentiss Properties Trust                               1,125,000
   430,000     Santa Fe Pacific Gold Corp.                             6,611,250
    20,200     Security Capital Industrial Trust                         431,775
    49,500     Stillwater Mining Co.+                                    897,188
     3,000     Triton Energy Ltd.+                                       145,500
    15,000     United Meridian Corp.+                                    776,250
   275,000     USMX Inc.                                                 438,280
                                                                    ------------
                                                                      96,644,681
                                                                    ------------

Total Stocks & Other Investments: 93.7%
(Cost $251,186,757)                                                  401,778,402
                                                                    ------------

  Number of
   Contracts  Call Options Purchased:  0.1%
--------------------------------------------------------------------------------
     47,249   Blyvooruitzicht Gold Mining Co. Ltd.
                Strike Price @ ZAR 6 Expiring 12/31/2000            $     33,428

     83,924   Durban Roodeport Deep Ltd.
                Strike Price @ ZAR 30 Expiring 12/31/1999                295,981
                                                                    ------------

Total Call Options Purchased: 0.1% (Cost $147,239)                       329,409
                                                                    ------------

                       See Notes to Financial Statements.

INTERNATIONAL IUNVESTTORS GOLD FUND
INVESTMENT PORTFOLIO DECEMBER 31, 1996 (continued)


Princ. Amt.  Short-Term Obligations: 6.2%                         Value (Note 1)
--------------------------------------------------------------------------------
$6,600,000   American Express Corp. Commercial
               Paper, 1/02/97
               Interest Yield of 6.64%
               (Amortized Cost: $6,598,799)                          $ 6,598,799
20,000,000   General Electric Corp.
               Commercial Paper, 1/2/97
               Interest Yield of 5.578%
               (Amortized Cost: $19,996,944)                          19,996,944
                                                                    ------------
Total Short-Term Obligations:
(Amortized Cost $26,595,743)                                          26,595,743
                                                                    ------------

Total Investments: 100% (Cost $277,929,739)                         $428,703,554
                                                                    ============

(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b) Includes securities in the form of American Depositary Receipts (ADR). ADR's are traded at prices substantially equivalent to those quoted for ordinary shares.

(c)  Restricted securities, see Note 7.

(d)  Affiliated company, see Schedule of Affiliated Company Transactions.

*    Fair value as determined by Board of Trustees.

+    Non-income producing.

Glossary

ADR--American Depositary Receipt
GDR--Global Depositary Receipt


Summary of                              Summary of
Investments                    % of     Investments                        % of
By Industry               Portfolio     By Industry                   Portfolio
-----------                --------     -----------                   ---------
Gold Mining                   72.7%     Home Building                  0.3%
Mining--Finance House          7.3%     Hotels/Motels                  0.2%
Platinum                       4.3%     Miscellaneous                  0.2%
Copper                         3.5%     Oil/Gas Equipment & Service    0.2%
Real Estate Investment Trust   1.3%     Metals - Miscellaneous         0.1%
Metals & Mining                1.2%     Mining                         0.1%
Mining--Diversified            1.0%     Real Estate                    0.1%
Oil Integrated                 0.8%     Commercial Paper               6.2%
Oil & Gas Exploration          0.5%                                  ------
                                                                     100.0%
                                                                     ======

                       See Notes to Financial Statements.

                       INTERNATIONAL INVESTORS GOLD FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1996
Assets:
Investments at value (cost, $277,929,739) (Note 1)                  $428,703,554
Receivables:
  Securities sold                                                      4,763,734
  Capital shares sold                                                  1,014,298
  Dividends                                                              873,964
  Tax reclaims                                                            21,845
  Capitalized expenses                                                     6,963
  Unrealized appreciation on forward currency contracts (Note 6)           2,934
  Other                                                                    8,859
                                                                    ------------
   Total assets                                                      435,396,151
                                                                    ------------
Liabilities:
Payables:
 Due to custodian                                                        706,375
 Capital shares redeemed                                              21,663,170
  Dividends payable                                                    1,025,740
  Securities purchased                                                   448,400
  Unrealized depreciation on forward currency contracts (Note 6)           4,665
  Accounts payable                                                       506,736
                                                                    ------------
   Total liabilities                                                  24,355,086
                                                                    ------------
Net Assets                                                          $411,041,065
                                                                    ============
Class A
Net asset value and redemption price per share
  ($409,330,944/34,388,046)                                               $11.90
                                                                          ======
Maximum offering price per share (NAV/(1-maximum sales
  commission))                                                            $12.63
                                                                          ======
Class C
Net asset value, offering and redemption price per share
  ($1,710,121/146,365) (Redemption may be
  subject to a contingent deferred sales charge
  within the first year of ownership)                                     $11.68
                                                                          ======
Net assets consist of:
 Aggregate paid in capital                                          $260,167,684
 Unrealized appreciation of investments and
    foreign currency                                                 150,756,982
 Undistributed net investment income                                       9,159
 Undistributed realized gains                                            107,240
                                                                    ------------
                                                                    $411,041,065
                                                                    ============

--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended December 31, 1996

Income:
Dividends (less foreign taxes withheld
 of $326,820)                                $8,728,915
Interest                                      1,176,490
                                             ----------
   Total income                                                      $9,905,405

Expenses:
Management                                   4,087,710
Administration                               1,589,633
Distribution-Class C                            18,122
Transfer agent                               1,313,570
Professional                                   219,364
Custody                                        167,772
Reports to shareholders                        145,346
Trustees fees                                   98,394
Registration                                    55,552
Other                                          247,452
                                             ---------
   Total expenses                            7,942,915
Expenses assumed by Advisor and reduced by
 directed brokerage arrangement (Note 3)       (22,931)
                                             ----------              ----------
  Net expenses                                                        7,919,984
                                                                     ----------
Net investment income                                                 1,985,421

Realized and Unrealized Gain (Loss)
 on Investments (Note 2)
Realized gain from security transactions                              6,837,538
Realized loss from gold bullion                                        (600,769)
Realized loss from foreign currency
 transactions                                                           (76,831)
Change in unrealized depreciation of foreign
  denominated receivables, payables and
 forward currency contracts                                             (14,859)
Change in unrealized appreciation of investments                    (30,501,802)
                                                                    -----------
Net Decrease in Net Assets Resulting
 from Operations                                                   ($22,371,302)
                                                                   ============


Statements of Changes in Net Assets
For the Years Ended December 31, 1996 and 1995
                                                           1996               1995
                                                    ---------------    ---------------
Decrease in Net Assets:
 Operations:
  Net investment income                             $     1,985,421    $     3,162,104
  Realized gain from
   security transactions                                  6,837,538         15,298,241
  Realized loss from gold bullion                          (600,769)          (732,608)
  Realized loss from foreign
   currency transactions                                    (76,831)           (72,193)
  Change in unrealized depreciation
   of foreign currency receivables,
   payables and forward currency
   contracts                                                (14,859)            (1,974)
  Change in unrealized appreciation
   (depreciation) of investments                        (30,501,802)       (68,070,609)
                                                    ---------------    ---------------
  Decrease in net assets
     resulting from operations                          (22,371,302)       (50,417,039)

Dividends to shareholders from:
  Net investment income
   Class A shares                                        (2,651,039)        (4,029,551)
   Class C shares                                              --                 (451)
                                                    ---------------    ---------------
                                                         (2,651,039)        (4,030,002)
                                                    ---------------    ---------------
  Net realized gain
   Class A shares                                        (4,917,152)       (14,509,609)
   Class C shares                                           (20,308)           (20,445)
                                                    ---------------    ---------------
                                                         (4,937,460)       (14,530,054)
                                                    ---------------    ---------------
  Tax return of capital
   Class A shares                                              --             (729,570)
   Class C shares                                              --               (1,067)
                                                    ---------------    ---------------
                                                               --             (730,637)
                                                    ---------------    ---------------
                                                        (29,959,801)       (69,707,732)
                                                    ---------------    ---------------
Capital share transactions*
  Net proceeds from sales of shares:
   Class A shares                                     3,349,573,323      2,320,963,093
   Class C shares                                         2,250,614            674,526
                                                    ---------------    ---------------
                                                      3,351,823,937      2,321,637,619
                                                    ---------------    ---------------
  Reinvestment of dividends:
   Class A shares                                         5,963,797         34,594,341
   Class C shares                                            12,843             32,330
                                                    ---------------    ---------------
                                                          5,976,640         34,626,671
                                                    ---------------    ---------------
  Cost of shares reacquired:
   Class A shares                                    (3,436,494,219)    (2,400,920,600)
   Class C shares                                          (820,601)          (358,616)
                                                    ---------------    ---------------
                                                     (3,437,314,820)    (2,401,279,216)
                                                    ---------------    ---------------
  Decrease in net assets resulting
   from capital share transactions                      (79,514,243)       (45,014,926)
                                                    ---------------    ---------------
   Total decrease in net assets                        (109,474,044)      (114,722,658)
Net Assets:
 Beginning of year                                      520,515,109        635,237,767
                                                    ---------------    ---------------
 End of year (including undistributed
  net investment income of $9,159
  and overdistributed net investment
  income of $440,461, respectively)                   $ 411,041,065    $   520,515,109
                                                    ===============    ===============
*Shares of Beneficial Interest Issued
 and Redeemed (Unlimited number of
 $.001 par value shares authorized)
                                                        Class A            Class A
                                                    ---------------    ---------------
Shares sold                                             235,630,762        168,788,761
Reinvestment of dividends                                   472,499          2,413,214
                                                    ---------------    ---------------
                                                        236,103,261        171,201,975
Shares reacquired                                      (240,653,838)      (173,993,647)
                                                    ---------------    ---------------
Net decrease                                             (4,550,577)        (2,791,672)
                                                    ===============    ===============
                                                        Class C              Class C
                                                    ---------------    ---------------
Shares sold                                                 147,390             50,162
Reinvestment of dividends                                     1,100              2,662
                                                    ---------------    ---------------
                                                            148,490             52,824
Shares reacquired                                           (56,586)           (26,766)
                                                    ---------------    ---------------
Net increase                                                 91,904             26,058
                                                    ===============    ===============

                       See Notes to Financial Statements.

                                               INTERNATIONAL INVESTORS GOLD FUND
-----------------------------------------------------------------------------------------------------------------------------
Schedule of Affiliated Company Transactions
Transactions with affiliates for the year ended December 31, 1996 (as defined by the Investment Company Act of 1940)
of the Fund are listed below:

                            12/31/95       Purchases              Sales                    12/31/96
                             Share     ---------------      ---------------     Realized     Share      Market    Dividend
Issuer                      Balance    Shares     Cost      Shares     Cost    Gain (Loss)  Balance      Value     Income
-----                      ---------   -------   -----      ------    -----    ----------- ---------     -----     -------
Piedmont Mining Co., Inc.  1,270,000      --     $  --        --      $  --      $  --     1,270,000   $476,250       --
                                                 -----                -----      -----                 --------    -------

-----------------------------------------------------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period
                                                    Class A                                          Class C
                                   ------------------------------------------      ------------------------------------------
                                                                                                            For the Period
                                              Year Ended December 31,              Year Ended December 31,  October 14, 1994++
                                   --------------------------------------------    -----------------------         to
                                   1996       1995    1994       1993     1992         1996       1995      December 31, 1994
                                   ----       ----    ----       ----     ----         ----       ----      -----------------
Net Asset Value,
  Beginning of Period....          $13.35    $15.21   $16.08    $ 7.81   $11.29       $13.22     $15.13           $17.56
                                   ------    ------   ------    ------   ------       ------     ------           ------
Income from Investment
  Operations:
  Net Investment Income (Loss)       0.05      0.08     0.19      0.14     0.17        (0.12)     (0.07)            0.04(c)
  Net Gain (Loss) on Securities
    (both realized and unrealized)  (1.29)    (1.44)   (0.36)     8.70    (3.44)       (1.28)     (1.43)          (1.78)
                                   ------    ------   ------    ------   ------       ------     ------           ------
Total from Investment
  Operations..............          (1.24)    (1.36)   (0.17)     8.84    (3.27)       (1.40)     (1.50)          (1.74)
                                   ------    ------   ------    ------   ------       ------     ------           ------
Less Distributions:
  Dividends from Net Investment
    Income (a)............          (0.07)    (0.10)   (0.18)    (0.13)   (0.12)          --      (0.01)          (0.17)
  Distributions from Capital Gains  (0.14)    (0.38)   (0.52)    (0.44)   (0.09)       (0.14)     (0.38)          (0.52)
  Tax Return of Capital...             --     (0.02)      --        --       --           --      (0.02)            --
                                   ------    ------   ------    ------   ------       ------     ------           ------
Total Distributions.......          (0.21)    (0.50)   (0.70)    (0.57)   (0.21)       (0.14)     (0.41)          (0.69)
                                   ------    ------   ------    ------   ------       ------     ------           ------
Net Asset Value,
  End of Period..........          $11.90    $13.35   $15.21    $16.08   $ 7.81       $11.68     $13.22          $15.13
                                   ======    ======   ======    ======   ======       ======     ======          =======
Total Return (b)..........          (9.37%)   (8.93%)  (1.04%)  113.41%  (29.09%)     (10.59%)    (9.91%)          (9.9%)
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets,
    End of Period (000)...       $409,331  $519,795 $634,808  $706,171 $360,177       $1,710       $720             $430
Ratio of Gross Expenses to Average
    Net Assets*...........           1.43%     1.42%    1.15%     1.12%    1.18%        3.93%      5.57%            2.27%+
Ratio of Net Expenses to Average
    Net Assets............           1.43%     1.42%    1.15%     1.12%    1.18%        2.68%      2.46%            2.27%+
Ratio of Net Income (Loss) to
    Average Net Assets....          0.36%      0.55%    1.23%     1.13%    1.72%       (0.96%)    (0.45%)           1.25%+
 Portfolio Turnover Rate..         12.45%      4.10%    7.08%     7.20%    2.30%       12.45%      4.10%            7.08%
Average Commission Rate Paid (d) $0.0197                                             $0.0197

-----------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $0.01 for 1996, $0.03 for 1995, $0.07 for 1994, $0.05 for 1993, and $0.04
    for 1992.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(c) Based on average shares outstanding.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which commission is charged.
*   Had the Advisor not agreed to assume a portion of expenses for Class C.
+   Annualized.
++  Initial offering of Class C shares.


                       See Notes to Financial Statements.

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1 -- Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the International Investors Gold Fund series, a fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. Security Valuation -- Securities traded on national ex-changes and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Direct investments in gold bullion are valued at the mean of the bid and asked prices quoted by a major commodity dealer. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses on other foreign denominated assets and liabilities attributable to foreign currency fluctuations are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions -- Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency transactions, real estate investment trust and passive foreign investment companies. The effect of the differences for the year ended December 31, 1996 was a decrease to distributions in excess of net investment income and a decrease in undistributed realized gains of $1,115,238.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Note 2 -- Purchases and proceeds from sales of investments other than short-term obligations and gold bullion, aggregated $44,612,617 and $131,320,648, respectively, for the year ended December 31, 1996. Purchases and sales of gold bullion totaled $20,275,947 and $19,675,178, respectively. For federal income tax purposes the cost of investments owned at December 31, 1996 was $277,921,661. As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $150,781,893, of which $182,024,623 related to appreciated investments and $31,242,730 related to depreciated investments.

Note 3 -- Van Eck Associates Corporation (the "Advisor") earned fees of $4,087,710 for the year ended December 31, 1996 for investment management and advisory services. The fee was based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and
 .50 of 1% of the excess over $750 million. Van Eck Securities Corp. received $160,019 for the year ended December 31, 1996 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $917,169 allowed to other dealers. In accordance with the administration agreement, the Fund reimbursed the Advisor $1,589,633 for costs incurred in connection with certain administrative and operational functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. The Advisor agreed to assume $22,681 of Class C transfer agency's expenses for the year ended December 31, 1996. In addition, the Fund had some of its portfolio trades directed to a broker-dealer who, in return, agreed to pay $250 of the Fund's expenses.

Note 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 1.00% of average daily net assets for Class C shares (the "Annual Limitation"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such advanced fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments made by the Fund to the brokers exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse any excess. Shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers. Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period October 14, 1994 through April 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amount is appropriate. The cumulative excess of distribution expenses incurred over the Annual Limitation at December 31, 1996, was $72,691 for Class C shares.

Note 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund has significant investments in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribu-

INTERNATIONAL INVESTORS GOLD FUND
-------------------------------------------------------------------------------

tion of gold and other metals, minerals, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 6 -- The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain from foreign currency transactions. At December 31, 1996, the Fund had the following outstanding forward currency contracts all of which settled in early 1997:

                                        Value at                    Unrealized
                                       Settlement     Current      Appreciation
Contracts                                 Date         Value      (Depreciation)
---------                              ----------     -------      ------------
Foreign Currency Buy
  Contracts:
AUD 758,398 expiring
  12/20/96 ....................        $601,167      $602,814        $1,647

AUD 271,755 expiring
  12/23/96 ....................         215,257       216,004           747
Foreign Currency Sale
  Contracts:
ZAR 5,072,819 expiring
  12/31/96 ....................       1,079,783     1,084,284        (4,501)

AUD 720,089 expiring
  01/03/97 ....................         572,903       572,363           540

AUD 1,093,396 expiring
  01/06/97 ....................         868,922       869,086          (164)
                                                                    -------
                                                                    $(1,731)
                                                                    =======

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.


Note 7 -- Restricted Securities.
The following securities are restricted as to sale:
                                                          Percent of
                    Date                                  Net Assets
                         Acquired     Cost        Value  at 12/31/96
                         --------     ----        -----   ---------
Nevsun Resources
  (Special Warrant)      09/24/96   $548,847    $358,572   0.09%
Northern Crown
  Mines
  (Special Warrant)      11/28/96    242,212     198,851   0.05%

Note 8 -- Trustee Deferred Compensation Plan. -- The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $46,824.


Report of Independent Accountants
To the Shareholders and Board of Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of the International Investors Gold Fund (the "Fund") (one of the series constituting the Van Eck Funds), as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Investors Gold Fund series of the Van Eck Funds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York
February 21, 1997                                       Coopers & Lybrand L.L.P.

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.


International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


Gold Opportunity Fund

Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.


Asia Infrastructure Fund

Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.


Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.


Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.


[LOGO] Van Eck Global

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
http:/www.vaneck.com

For account assistance please call (800) 544-4653

FR1997-0210-153

================================================================================

--------------------------------------------------------------------------------
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                    VAN ECK

--------------------------------------------------------------------------------

                                  INTERNATIONAL

--------------------------------------------------------------------------------

                                      GOLD

--------------------------------------------------------------------------------

                                      FUND

--------------------------------------------------------------------------------

                                     ANNUAL

--------------------------------------------------------------------------------

                                     REPORT

--------------------------------------------------------------------------------

                                   [GRAPHIC]

================================================================================



                              [LOGO] Van Eck Global